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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 20, 1999


                               Bikers Dream, Inc.
               (Exact name of issuer as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


        0-15501                                           33-0140149
(Commission File Number)                      (IRS Employer Identification No.)


                     3810 Wacker Drive, Mira Loma, CA 91752
         (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (909) 360-2500
                                                           --------------

                    11631 Sterling Avenue, Riverside CA 92503
         (Former name or former address, if changed since last report)
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ITEM 5. Other Events

       Pursuant to the requirements of Rule 135c(d) promulgated under the Securities Act of 1933, as amended, attached hereto as Exhibit 99.1 is a copy of a press release issued by the Registrant on October 20, 1999.


ITEM 7. Financial Statements and Exhibits

       (a)    Not applicable

       (b)    Not applicable

       (c) The following exhibit is provided in accordance with the provisions of Item 601 of Regulation S-K:

              99.1   Press Release dated October 20, 1999


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       BIKERS DREAM, INC.
                                          (Registrant)



                                       By: /s/ Herm Rosenman
                                           -------------------------------------
                                           Herm Rosenman
                                           Chief Executive Officer

Dated:  October 20, l999


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